Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medical Staffing Network Holdings, Inc. (the Company) on Form 10-K for the fiscal year ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert J. Adamson, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Adamson
Robert J. Adamson
Chairman of the Board and Chief Executive Officer
March 13, 2009